A copy of the  agreement  and other  documents  relevant  to the  information sought in  Sub-item  77M are  contained  in the  Trusts
Registration Statement on Form N-14 on behalf of the Fund (File No. 333-158507) as filed with the Securities and Exchange Commission via EDGAR on April 9, 2009, under Rule 488 under the Securities Act of 1933. Such documents are incorporated herein be reference.